UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2007

HILLTOP HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31987	84-1477939
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Crescent Court, Suite 1330, Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

(214) 855-2177

(Registrant’s telephone number, including area code)

 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 14, 2007, Hilltop Holdings Inc. issued a press release announcing that its Board of Directors declared a cash dividend of $0.515625 on each share of its Series A Cumulative Redeemable Preferred Stock. The dividend is payable on January 30, 2008 to shareholders of record on January 15, 2008.The Press Release attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 14, 2007.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 18, 2007	HILLTOP HOLDINGS INC.

	By:	/s/ Larry Willard
Larry Willard
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 14, 2007.